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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-19351) of Plantronics, Inc. of our report dated August 26, 2002 relating to the 2002 financial statement of the Plantronics, Inc. 401(k) Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Hartford, Connecticut
September 17, 2003